THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUSES

VARIABLE LIFE (DATED MAY 1, 2012)

VARIABLE COMPLIFE® (DATED MAY 1, 2012)

VARIABLE JOINT LIFE (DATED MAY 1, 2012)

VARIABLE EXECUTIVE LIFE (DATED MAY 1, 2012)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SUPPLEMENT TO THE PROSPECTUSES

CUSTOM VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2012)

EXECUTIVE VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2012)

SURVIVORSHIP VARIABLE UNIVERSAL LIFE (DATED MAY 1, 2012)

This Supplement revises certain information with regard to the Money Market Portfolio contained in the Prospectuses referenced above dated May 1, 2012.

Effective July 1, 2012, in the section titled, “Annual Portfolio Operating Expenses”, the footnote to the Money Market Portfolio is amended to read:

(11)	Money Market Portfolio—Effective July 1, 2012, with respect to the Money Market Portfolio, MSA has voluntarily agreed to waive a portion of its management fee on a temporary basis such that the management fee is 0.15% of the Portfolio’s average net assets. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated June 29, 2012.